UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported November 27, 2006

MSC.SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8722	95-2239450
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California	92707
(Address of Principal Executive Offices)	(Zip Code)

(714) 540-8900

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Employment Agreement. MSC.Software Corporation (the “Company”) has entered into an Employment Agreement, dated as of November 27, 2006 (the “Employment Agreement”), with William J. Weyand, the Company’s current Chairman and Chief Executive Officer and a current director of the Company. The Employment Agreement is effective on the earlier of a Change in Control event (as defined in the Employment Agreement) or February 10, 2007 (the “Effective Date”), provided a cash award of $100,000 is payable to Mr Weyand within 10 days of execution of the Employment Agreement. The Employment Agreement has no fixed term, and provides that Mr. Weyand will serve the Company during the term as its Chief Executive Officer and shall continue to serve as the Chairman of the Board of the Company. A copy of the Employment Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Employment Agreement provides, among other things, that Mr. Weyand will be entitled to:

•	Base salary at an initial annualized rate of $575,000 per annum and an annual target bonus opportunity to be 120% of his annualized base salary for that year. In no event shall he be entitled to a bonus greater than 200% of his base salary. The Compensation Committee of the Company’s Board of Directors will determine Mr. Weyand’s actual bonus amount each year.

•	The equity-based awards described below. In addition Mr. Weyand shall be eligible to participate in additional equity awards and incentive plans as determined by the Compensation Committee.

•	Participation in the Company’s usual benefit programs for senior executives, a monthly automobile allowance of $1,685, reimbursement of business expenses, reimbursement of up to $10,000 of Mr. Weyand’s costs and expenses in entering into the Employment Agreement, and a “gross-up” payment in the event of a change in control of the Company after the date of the Employment Agreement was signed to cover, on an after-tax basis, any excise taxes payable by Mr. Weyand under Section 4999 of the Internal Revenue Code of 1986, as amended, with respect to his benefits.

•	In the event during the 24 month period following an occurrence of a Change in Control Mr. Weyand’s employment is terminated the Company without “Cause” or by Mr. Weyand for “Good Reason” (as those terms are defined in the Employment Agreement), Mr Weyand shall be entitled to a severance benefit that includes (1) 2.5 times the sum of (A) Mr. Weyand’s then base salary, plus (B) his target bonus, (2) a pro rated target bonus for the period of time he was employed by the Company during the year he was terminated, (3) continuation of his Welfare Benefits (as defined in the Employment Agreement) for 30 months, and (4) all equity-based awards including those described below will also become fully vested, to the extent then outstanding and not otherwise vested, in connection with such a termination of employment.

•	In the event Mr. Weyand is terminated without Cause or Mr. Weyand resigns for Good Reason (other than following a Change in Control) Mr. Weyand shall receive (1) one year base salary payable over this period subject to his compliance with a noncompetition covenant, (2) continuation of his welfare benefits for a year, and (3) the equity based awards that he received prior to the Effective Date shall become fully vested, to the extent then outstanding and not otherwise vested, in connection with such a termination of employment; provided that any equity based awards received on or after the Effective Date and not vested as of the termination date shall be forfeited.

•	In the event Mr. Weyand is terminated with Cause or he resigns without Good Reason he receives no special severance benefit.

•	In the event his employment is terminated in the due to his death or “Disability” (as defined in the Employment Agreement), a pro-rata portion of his target bonus for the year of the termination and continuation of his welfare benefits for 12 months.

Option Agreement. On the Effective Date of the Employment Agreement, the Company will grant Mr. Weyand stock options to purchase 150,000 shares of the Company’s common stock (the “Stock Options”). The Stock Options will be evidenced by, and subject to the terms and conditions of, a Nonqualified Stock Option Agreement, in substantially the form attached hereto as Exhibit 10.2 and incorporated herein by reference, such grant to be pursuant to the Company’s 2006 Performance Incentive Plan). The Stock Options are exercisable only to the extent vested and, subject to limited exceptions, may be exercised only on or after four years following the Effective Date, subject to Mr. Weyand’s continued employment through the respective vesting date. The maximum term of the Stock Options is ten years, subject to early termination in certain circumstances. The per share exercise price of the Stock Option will be determined based on the date of grant.

Restricted Stock Unit Award. On the Effective Date the Company shall grant Mr. Weyand 50,000 restricted share units (“RSUs”), representing the right to receive 50,000 shares of common stock of the Company at a future date. The RSUs will be evidenced by, and subject to the terms and conditions of a Stock Unit Award Agreement in substantially the form attached hereto as Exhibit 10.3. Any RSUs that are so granted and become vested will be paid, on a one-for-one basis, in shares of the Company’s common stock. The RSUs shall vest in four equal annual installments on the first four anniversaries of the Effective Date, subject to Mr. Weyand’s continued employment through the respective vesting dates.

Performance Stock Unit Award. On the Effective Date the Company shall grant Mr. Weyand 150,000 performance share units (“PSUs”), representing the right to receive 150,000 shares of common stock of the Company at a future date. The PSUs will be evidenced by, and subject to the terms and conditions of a Performance Stock Unit Award Agreement in substantially the form attached hereto as Exhibit 10.4. Any PSUs that are so granted and become vested will be paid, on a one for one basis, in shares of the Company’s stock. The PSU’s shall vest based on the Company’s operating profit for the 24 month period ending December 2008, subject to Mr. Weyand’s continued employment through the vesting date.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Item Number	Description
10.1	Employment Agreement, dated as of November 27, 2007, between the Company and William J. Weyand

10.2	Form of Nonqualified Stock Option Agreement for Mr. Weyand

10.3	Form of Stock Unit Award Agreement for William J. Weyand

10.4	Form of Performance Stock Unit Award Agreement for William J. Weyand

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSC.SOFTWARE CORPORATION (Registrant)

Date: December 1, 2006	By:	/S/ JOHN A. MONGELLUZZO
John A. Mongelluzzo
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Item No.	Description
10.1	Employment Agreement, dated as of November 27, 2007, between the Company and William J. Weyand

10.2	Form of Nonqualified Stock Option Agreement for Mr. Weyand

10.3	Form of Stock Unit Award Agreement for William J. Weyand

10.4	Form of Performance Stock Unit Award Agreement for William J. Weyand

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